UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2019

CarrierEQ, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-56037	81-1188636
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

207 South St, #172, Boston, MA	02111
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (617) 841-7207

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant

On September 11, 2018 CarrierEQ, Inc., doing business as AirFox (the “Company”) entered into an exclusive agreement (“Services Agreement”) with Via Varejo’s Casas Bahia, a Brazilian retailer that specializes in furniture and home appliances, to digitize their parcelas (portions) program, where the retailer allows customers to pay for large purchases through monthly installments. Also, on September 11, 2018 the Company entered into (i) a note agreement with Via Varejo (“Notes Agreement”) to sell up to $10,000,000 of one or more Convertible Promissory Notes (“Notes”) to Via Varejo. The Notes Agreement contains customary representations, warranties and covenants of the Company, as more fully described therein; and (ii) a call option agreement (“Call Option Agreement”), with Via Varejo and the other parties named therein, whereby Via Varejo may exercise certain call options with respect to the conversion of the Notes and the purchase of certain shares of the Company’s common stock from the Company’s existing stockholders pursuant to an agreed upon stock purchase agreement, which, if exercised, will provide Via Varejo with a controlling interest in the Company comprised of up to 80% (but no less than a majority) of the issued and outstanding shares of common stock of our Company, on a fully diluted basis.

On June 7, 2019, the Company entered into the First Amendment to the Convertible Note Purchase and Call Option Agreement and the related First Amendment to the Services Agreement (“Amended Services Agreement”) with Via Varejo pursuant to which the Company has agreed to reimburse Via Varejo for certain marketing and promotional expenses incurred by the Company in its partnership with Via Varejo by issuing additional promissory notes (“Additional Notes”) to Via Varejo. The Additional Notes will be in the amount equal to the amount of the corresponding reimbursement payment under (and as defined in) the Amended Services Agreement made on the day of issuance.

On September 6, 2019, the Company received $4,000,000 from Via Varejo and issued a Note to Via Varejo for the same amount pursuant to the terms of the Services Agreement, as amended.

The Note is unsecured and is subordinated to any of the Company’s outstanding indebtedness. The term of the Notes Agreement is 5 years unless terminated earlier by either the Company or Via Varejo for events detailed in the Notes Agreement. The outstanding principal amount of the Note bears interest at the annual rate of 1.00%, compounded monthly. If any amount payable under the Note is not paid when due, such overdue amount shall bear interest of 3%. The Note features both primary and secondary call rights in which, during the call option period, at the option of Via Varejo, the Note may be converted into the Company’s Common Stock. The parties have the right to terminate the Notes Agreement upon the occurrence of certain events.

The foregoing description of the Note, the Notes Agreement, the Call Option Agreement and the Services Agreement, and any amendments thereto are not intended to be complete and are qualified in their entirety by the full text of the foregoing documents, the forms of which are attached as exhibits hereto and incorporated herein by reference.

Item 3.02

Unregistered Sales of Equity Securities

On September 6, 2019, the Company received $4,000,000 from Via Varejo and issued a Note to Via Varejo for the same amount pursuant to the terms of the Services Agreement, as amended. Additional information regarding this transaction is provided under Item 2.03, above.

The Company relied on Regulation S of the Securities Act since the transactions did not involve any public offering. No underwriters were utilized, and no commissions or fees were paid with respect to any of the above transactions.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits:

		Incorporated by Reference			Filed or Furnished
Exhibit #	Exhibit Description	Form	Date Filed	Number	Herewith
4.1	Convertible Promissory Note, attached as Exhibit B to each of (i) Services Agreement dated September 11, 2018 between by and among the Company and Via Varejo, S.A. et. al., and (ii) Convertible Note Purchase and Call Option Agreement dated September 11, 2018 by and among the Company and Via Varejo, S.A. et. al.	10	3/15/19	4.1
4.2	Form of Additional Convertible Promissory Note attached as Exhibit B-1 to each of (i) Services Agreement Amendment dated June 7, 2019 by and among the Company and Via Varejo, S.A. et. al., and (ii) Convertible Note Purchase and Call Option Agreement Amendment dated June 7, 2019 by and among the Company and Via Varejo, S.A. et. al.	10/A	07/08/19	4.2
10.1	Services Agreement dated September 11, 2018 by and among the Company and Via Varejo, S.A. et. al.	10	3/15/19	10.1
10.2	Services Agreement Amendment dated June 7, 2019 by and among the Company and Via Varejo, S.A. et. al.	10/A	07/08/19	10.2
10.3	Convertible Note Purchase and Call Option Agreement dated September 11, 2018 by and among the Company and Via Varejo, S.A. et. al. attached as Exhibit A to Services Agreement dated September 11, 2018 between by and among the Company and Via Varejo, S.A. et. al.	10	3/15/19	10.2
10.4	Convertible Note Purchase and Call Option Agreement Amendment dated June 7, 2019 by and among the Company and Via Varejo, S.A. et. al.	10/A	07/08/19	10.4
10.5	Airfox Service Level Agreement attached as Exhibit C to Services Agreement dated September 11, 2018 between by and among the Company and Via Varejo, S.A. et. al.	10	3/15/19	10.3
10.6	Client Service Level Agreement attached as Exhibit D to Services Agreement dated September 11, 2018 between by and among the Company and Via Varejo, S.A. et. al.	10	3/15/19	10.4
10.7	Form of CarrierEQ, Inc. Stockholders Agreement attached as Exhibit D to Convertible Note Purchase and Call Option Agreement dated September 11, 2018 by and among the Company and Via Varejo, S.A. et. al.	10	3/15/19	10.5
10.8	Form of Stock Purchase Agreement attached as Exhibit E to Convertible Note Purchase and Call Option Agreement dated September 11, 2018 by and among the Company and Via Varejo, S.A. et. al.	10	3/15/19	10.6

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CarrierEQ, Inc.

Date: September 25, 2019	By:	/s/ Douglas de Carvalho Lopes
Douglas de Carvalho Lopes
Chief Financial Officer (Principal Financial and Accounting Officer)